SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 23, 2013

ECOLOGIC TRANSPORTATION, INC.

 (Exact Name of Registrant as Specified in its Charter)

Nevada	333-139045	26-1875304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1327 Ocean Avenue, Suite B, Santa Monica, California	90401
(Address of principal executive offices)	(Zip Code)

310-899-3900
(Registrant's Telephone Number)

ITEM 4.01 Changes in Registrant's Certifying Accountant

(a)	Dismissal of Independent Certifying Accountant

Effective May 23, 2013, Anton & Chia, LLP (“ANC”) will no longer act as the Company’s independent registered public accounting firm, pursuant to a mutually agreed upon decision made by the Company’s Audit Committee and ANC, which was approved by the Company’s Board of Directors.

The reports of ANC regarding the Company’s financial statements for the fiscal year ended December 31, 2012 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of ANC on the Company’s financial statements for fiscal year ended December 31, 2012 contained an explanatory paragraph which noted that there was substantial doubt about the Company’s ability to continue as a going concern.

During the year ended December 31, 2012, and during the period from December 31, 2012 to May 23, 2013, the date of dismissal, (i) there were no disagreements with ANC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of ANC would have caused it to make reference to such disagreement in its reports; and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided ANC with a copy of the foregoing disclosures and requested that ANC furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.4 to this Current Report on Form 8-K.

(b)	Engagement of Independent Certifying Accountant

Effective May 24, 2012, the Board of Directors of the Company engaged Seale & Beers, CPAs (“S&B”) as its independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2013.

During each of the Company’s two most recent fiscal years and through the interim periods preceding the engagement of S&B, the Company (a) has not engaged S&B as either the principal accountant to audit the Company’s financial statements, or as an independent accountant to audit a significant subsidiary of the Company and on whom the principal accountant is expected to express reliance in its report; and (b) has not consulted with S&B regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by S&B concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 EXHIBITS

16.4 Letter from certifying public accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

ECOLOGIC TRANSPORTATION, INC.

/s/ William B. Nesbitt
William B. Nesbitt
President and Chief Executive Officer
Dated: June 10, 2013